Proprietary and Confidential OppFi Upsizes Revolving Credit Facility with Affiliates of Blue Owl Capital to $300 Million CHICAGO – February 18, 2025 – OppFi Inc. (NYSE:OPFI) (“ OppFi ” or the “Company”), a tech-enabled, mission-driven specialty finance platform that broadens the reach of community banks to extend credit access to everyday Americans, today announced the Company increased the existing revolving credit facility among one of the Company’s subsidiaries and affiliates of Blue Owl Capital Inc. (“Blue Owl”) to $300 million, up from $250 million. Blue Owl acquired Atalaya Capital Management in September 2024. “The increase in our credit facility with Blue Owl is a testament to the strength of our business and our commitment to facilitating credit access for hard-working consumers,” said Todd Schwartz, Chief Executive Officer and Executive Chairman of OppFi. “As we continue to scale and serve a growing number of customers, it is important that our financing capabilities increase with us. The expansion of this credit facility will aid our ability to continue to meet increases in loan demand and deliver on our mission of financial inclusion and profitable growth,” Schwartz added. OppFi increased the total capacity under this revolving credit facility from $250 million to $300 million. The amended agreement extends the maturity date to February 2029, increases funds available for growth, and provides the Company the flexibility to use balance sheet capital to extinguish corporate debt ahead of schedule. About OppFi OppFi (NYSE: OPFI) is a tech-enabled, mission-driven specialty finance platform that broadens the reach of community banks to extend credit access to everyday Americans. Through a transparent and responsible lending platform, which includes financial inclusion and an excellent customer experience, the Company supports consumers who are turned away by mainstream options to build better financial

Proprietary and Confidential health. OppLoans by OppFi maintains a 4.5/5.0 star rating on Trustpilot with more than 4,400 reviews, making the Company one of the top consumer-rated financial platforms online. OppFi also holds a 35% equity interest in Bitty Advance, a credit access company that offers small businesses revenue-based financing and other working capital solutions. For more information, please visit oppfi.com. Forward-Looking Statements This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. OppFi’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward- looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “possible,” “continue,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, without limitation, statements regarding OppFi’s expectations with respect to the future performance of OppFi’s platform and OppFi’s expectations for its growth. These forward-looking statements are based on OppFi’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside OppFi’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the impact of general economic conditions, including economic slowdowns, inflation, interest rate changes, recessions, and tightening of credit markets on OppFi’s business; the impact of challenging macroeconomic and marketplace conditions; the impact of stimulus or other government programs; whether OppFi will be successful in obtaining declaratory relief against the Commissioner of the Department of Financial Protection and Innovation for the State of California; whether OppFi will be subject to AB 539; whether OppFi’s bank partners will continue to lend in California and whether OppFi’s financing sources will continue to finance the purchase of participation rights in loans originated by OppFi’s bank partners in California; the impact that events involving financial institutions or the financial services industry generally, such as actual concerns or events involving liquidity, defaults, or non-performance, may have on OppFi’s business; risks related to the material weakness in OppFi’s internal controls over financial reporting; the ability of OppFi to grow and manage growth profitably and retain its key employees; risks related to new products; risks related to evaluating and

Proprietary and Confidential potentially consummating acquisitions; concentration risk; risks related to OppFi’s ability to comply with various covenants in its corporate and warehouse credit facilities; costs related to the business combination; changes in applicable laws or regulations; the possibility that OppFi may be adversely affected by other economic, business, and/or competitive factors; risks related to management transitions; risks related to the restatement of OppFi’s financial statements and any accounting deficiencies or weaknesses related thereto; and other risks and uncertainties indicated from time to time in OppFi’s filings with the United States Securities and Exchange Commission, in particular, contained in the section or sections captioned “Risk Factors.” OppFi cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date made. OppFi does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Investor Relations: Mike Gallentine Head of Investor Relations mgallentine@opploans.com Media Relations: media@oppfi.com